Exhibit 99.1

1 R&D Day Hepatitis B Program June 20, 2018 NASDAQ: ASMB 2018 ©Assembly Biosciences, Inc.

2 2 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS The information in this presentation contains estimates and other forward - looking statements regarding future events, including statements about the clinical and therapeutic potential of our HBV - cure program, the timing of the initiation of and availability of data f rom our ongoing and planned clinical trials in our HBV - cure program, and the plans, strategies, milestones, and intentions related to our HBV - cu re and Microbiome programs. Certain forward - looking statements may be identified by reference to a future period or periods or by use o f forward - looking terminology such as “forecast,” “believe,” “planned,” “initiate,” “potential,” “anticipated,” or “expected.” Such for war d - looking statements, which we intend to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 193 3, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are just predictions and are subject to risks and uncerta int ies that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: outcomes of non cli nical testing and clinical trials are uncertain; results of earlier nonclinical studies and clinical trials may not be predictive of future cli nic al trial results; the components, timing, patient enrollment and completion rates, cost and results of clinical trials and other development activi tie s involving our product candidates; the duration and results of regulatory review of those product candidates by the FDA and foreign regulato ry authorities; our estimates regarding our capital requirements, and our need for future capital; and the possible impairment of, or inabili ty to obtain, intellectual property rights and the costs of obtaining such rights from third parties. These and other potential risks and u nce rtainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in o ur Annual Report on Form 10 - K for the year ended December 31, 2017, and our Quarterly Report on Form 10 - Q for the quarter ended March 31, 2018, each filed with the Securities and Exchange Commission. It is not possible for Assembly Biosciences management to predict all risks nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make. This presentation also contains estimates and other statisti cal data made by independent parties and by us relating to market potential. These estimates involve a number of assumptions and limit ati ons, and you are cautioned not to give undue weight to such estimates. In light of these risks, uncertainties and assumptions, the for war d - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversel y f rom those anticipated. Except as required by law, we assume no obligation to update publicly any forward - looking statements, whether as a result of new information, future events, or otherwise. 2018 ©Assembly Biosciences, Inc.

3 3 ASSEMBLY BIOSCIENCES OVERVIEW HBV = hepatitis B virus. No cure for the > 250 million patients with chronic HBV Core inhibitors designed to break the life cycle of HBV The gut microbiome is essential to human health, yet there are no approved microbiome therapies Targeted delivery of oral, synthetic, live bio - therapeutics designed to address the diseases associated with the gut microbiome Unmet Patient Need Innovation HBV Cure Microbiome 2018 ©Assembly Biosciences, Inc.

DEVELOPMENT PROGRAMS FOCUSED ON LARGE PATIENT POPULATIONS WITH HIGH UNMET NEED

Drug Candidate (Mechanism/Indication)	Discovery & Lead Op/Selection	IND Enabling	Phase 1a	Phase 1b	Phase 2	Phase 3	NDA/BLA	Worldwide Rights
HBV Cure								
ABI-H0731 (Core Inhibitor)								
ABI-H2158 (Core Inhibitor)								
Third Core Inhibitor								
Microbiome								
ABI-M201 (Ulcerative Colitis)								Allergan
ABI-M301 (Crohn's Disease)								Allergan
Irritable Bowel Syndrome								Allergan
NASH								
Immuno-oncology								

BLA = Biologic License Application; IND = Investigational New Drug Application; NASH = nonalcoholic steatohepatitis; NDA = New Drug Application.

2018 ©Assembly Biosciences, Inc. 4

5 5 SIGNIFICANT PROGRESS WITH EXCITING NEW DEVELOPMENTS • Positive Phase 1b data presented at EASL on ABI - H0731 • These data and some of our preclinical data showing that Core Inhibitors are effective antivirals with distinct mechanisms from standard of care nucleoside analogs • On track to initiate two Phase 2 clinical trials for ABI - H0731 this summer – data is expected 1H 2019 • ABI - H0731 composition of matter patent has been allowed by USPTO • Our HBV program has over 14 patents filed or pending in the US and over 100 filings in other major geographies with patent terms through 2035 - 2038, and additional filings in process • Each of our Core Inhibitor programs are novel, and chemically distinct 2018 ©Assembly Biosciences, Inc.

6 6 UPCOMING HBV MILESTONES EASL = European Association for the Study of the Liver; POC = proof of concept. INNOVATION ABI - H0731 2019 HBV 2018 ABI - H2158 Phase 2a (Cure POC) Phase 1b Initial POC data expected 1H19 Positive phase 1b data reported at EASL Phase 2a (Antiviral) Phase 1a Phase 1b 3 rd Core Inhibitor IND enabling Candidate Selection Key Meetings Initial data expected 1H19 2018 ©Assembly Biosciences, Inc.

7 7 HBV DISEASE PROGRESSION HCC = hepatocellular carcinoma. Source: World Health Organization; Hepatitis B Foundation. 20% - 30% Surgery, chemotherapy, and liver transplant Cirrhosis/HCC ~ 1 million people/year 2 people/ minute Death >250 million chronically infected worldwide 8% diagnosed <1% receive treatment 1% - 3% of those receiving treatment with current options achieve functional cure Chronic Infection ~ 2 people per minute will die from complications associated with HBV 2018 ©Assembly Biosciences, Inc.

8 8 MORE HBV PATIENTS THAN HCV PATIENTS IN THE MAJOR GEOGRAPHIES *US, Europe, South Korea, Japan, China. HCV = hepatitis C virus. WHO and ECDC. Patients with HCV 0 1M 2M 5M Prevalence 100 million * 23 million * Patients with HBV 0 50M 75M 100M 25M China 90M 15M 3M 4M South Korea 2.1M 0.2M Japan 1.3M 0.6M Europe 5M 4M US 1.5M 3M HBV HCV 2018 ©Assembly Biosciences, Inc. More total Hepatitis B patients in top 4 major geographies than Hepatitis C patients; this is not including China, which is even worse

9 9 ASSEMBLY CHINA ESTABLISHED TO RAPIDLY DEVELOP PROGRAMS IN CHINA Beijing Shanghai 2018 ©Assembly Biosciences, Inc. HBV is a public health epidemic in China – the government has made HBV one of their highest public health priorities • China has made significant advances in regulatory, IP and business policies over the last few years • Assembly China efforts began in 2015 - ASMB China headquarters in Shanghai ( Zhangjiang Hi - Tech Park) - Launching a regulatory office in Beijing • Currently establishing a dedicated team for our China business to develop our programs as a domestic Chinese entity

10 10 DEVELOPING A POTENTIAL CURE FOR HEPATITIS B Assembly Biosciences has a deep pipeline of potent core inhibitors Novel mechanism designed to break the HBV life cycle We believe backbone of curative therapy Cure is achievable but currently at very low rates Core Inhibitors 2018 ©Assembly Biosciences, Inc.

11 11 Expected Treatment Components to Achieve Cure HBV CURE: CLINICAL COMPONENTS 2018 ©Assembly Biosciences, Inc. Elimination of Viral Load and Inhibition of cccDNA Formation Decay of Existing cccDNA Pools and/or Infected Cells Treatment Continuation No Relapse Off Therapy Significant decreases in cccDNA surrogate markers HBsAg HBeAg pgRNA Consolidation period to ensure complete elimination of virus and infected cells No viral relapse following termination of therapy

12 12 THOUGHT WE HAD A POTENTIAL CURE OVER 10 YEARS AGO 2018 ©Assembly Biosciences, Inc.

ETV MONOTHERAPY CURED CHRONICALLY INFECTED WOODCHUCKS

CLEAR EVIDENCE OF CURE WITH
ETV (0.5 mg/kg) daily/weekly

WHBV DNA **UNDETECTABLE** in <2 MONTHS

cccDNA levels **REDUCED** >4 LOGS

Prevented HCC and **EXTENDED** life of infected ANIMALS



Control
HBcAg antibody staining of liver biopsies

Treated

mean WHBsAg levels **REDUCED** by 91%

NO Viral Relapses 24 MONTHS post treatment

Unfortunately, this is not what happens in HBV patients, despite prolonged therapy

ETV = entecavir; HBcAg = hepatitis B core antigen; WHBsAg = woodchuck hepatitis B surface antigen; WHBV = woodchuck hepatitis B virus.
Colonno, et al. *JID*. 2001;184:1236-1245

2018 ©Assembly Biosciences, Inc.
13

14 14 SO WHAT HAPPENED IN PATIENTS? VIRUS NOT FULLY SUPPRESSED 2018 ©Assembly Biosciences, Inc.

15 15 Patients Treated With Entecavir (%) HBeAg+ (n=354) HBeAg - (n=325) 0 20 40 60 80 100 HBV DNA undetectable 90 67 21 78 ALT normalization 68 2.0 0.3 HBsAg loss Viral Markers at 48 Weeks SOC NUCS ARE POTENT ANTIVIRALS AND REDUCE VIRAL LOAD ALT = alanine aminotransferase; HBeAg = hepatitis B e antigen; HBV = hepatitis B virus; nuc = nucleos(t)ide inhibitor; SOC = standard of care; TAF = tenofovir alafenamide; TFV = tenofovir. 1. Chang T - T, et al. N Engl J Med. 2006;354:1001 - 1010. 2. Lai C - L, et al. N Engl J Med. 2006;354:1011 - 20. • Preferred SOC n ucs are ETV, TFV , and TAF • Exhibit potent antiviral efficacy • Rapidly reduce viral DNA to lower limit of detection in virtually all patients • Viral suppression maintained indefinitely with continued therapy 2018 ©Assembly Biosciences, Inc.

16 16 …BUT THEY FAIL TO FULLY SUPPRESS VIRAL REPLICATION ADV = adefovir dipivoxil ; IFN = interferon; LVD = ledipasvir; TDF = tenofovir disoproxil fumarate. 1. Marcellin P, et al. AASLD Poster 1861, 2014. 2. Huang, Q, et al. collaborative study in progress. 2018. Treatment Years 0 10 20 30 40 50 60 70 80 90 100 Patients With HBV DNA “Target Detected” (%) HBeAg+ HBeAg - 2 5 3 4 • Cure is not possible if viral infection persists • Reductions in HBsAg alone is insufficient, as the immune system fails to eliminate low - level persistent infection • Numerous long - term N uc - treated patients with low HBsAg levels continue to have detectable HBV DNA and fail to seroconvert HBeAg Pos. Patient Treatment Treatment Years HBsAg IU/mL HBV DNA (copy/mL) 003 ADV/LVD 5 6.6 1,530 016 LVD/ADV/IFN 13 3.8 1,040 019 LVD/ADV/ETV/TDF 6.5 4.7 1,840 024 IFN 1 0.6 188 2018 ©Assembly Biosciences, Inc. TDF Clinical Studies 102 ( HBeAg - ) and 103 ( HBeAg +)

17 17 HCV = hepatitis C virus; LLQ = lower limit of quantification. LACK OF FULL VIRAL SUPPRESION MAY BE REASON FOR LOW HBV CURE RATES 12 Weeks HCV Viral Load Time on Treatment LLQ ~ 100% cure rates HCV To improve cure rates…must eliminate residual virus Years HBV Viral Load Time on Treatment LLQ <10% cure rates HBV 2018 ©Assembly Biosciences, Inc.

18 18 HOW CAN THERAPY BE IMPROVED? 2018 ©Assembly Biosciences, Inc.

19 19 CRITICAL ELEMENTS OF HBV LIFE CYCLE 2018 ©Assembly Biosciences, Inc. Conversion to cccDNA Covalently Closed Circular DNA (cccDNA) pgRNA packaging into nucleocapsid Core Relaxed Circular DNA (rcDNA) Polymerase maturation & release of virus Core and polymerase proteins play critical roles in HBV life cycle • Trafficking of nucleocapsid to nucleus • Establishment of cccDNA • Packaging of pgRNA into nucleocapsids • Conversion of pgRNA into rcDNA Pregenomic RNA (pgRNA) pgRNA conversion into rcDNA trafficking to nucleus virus entry

20 20 NUCS REDUCE VIRUS LEVELS BUT FAIL TO PREVENT cccDNA ESTABLISHMENT 2018 ©Assembly Biosciences, Inc. Covalently Closed Circular DNA (cccDNA) Core Relaxed Circular DNA (rcDNA) Polymerase maturation & release of virus Pregenomic RNA (pgRNA) pgRNA conversion into rcDNA Polymerase inhibition • Prevents conversion of pgRNA to rcDNA • Does not eliminate 100% of virus • Has no effect on incoming virus • Has a minimal effect on cccDNA pool

21 21 CORE INHIBITORS BLOCK VIRAL REPLICATION AND cccDNA ESTABLISHMENT 2018 ©Assembly Biosciences, Inc. Conversion to cccDNA Covalently Closed Circular DNA (cccDNA) pgRNA packaging into nucleocapsid Core Relaxed Circular DNA (rcDNA) Polymerase Pregenomic RNA (pgRNA) trafficking to nucleus Core inhibition • Inhibits both production of new virus and trafficking of incoming nucleocapsid to nucleus • Unlike nucs, blocks establishment of cccDNA • Has potential to be additive or synergistic with polymerase inhibition

22 22 CORE INHIBITORS BLOCK FORMATION OF FUNCTIONAL NUCLEOCAPSIDS 2018 ©Assembly Biosciences, Inc. pgRNA packaging into nucleocapsid Addition of core inhibitor causes formation of aberrant capsids that are larger, cracked, and asymmetrical Control + Core inhibitor

23 23 CORE INHIBITORS BLOCK ENCAPSIDATION OF pgRNA 2018 ©Assembly Biosciences, Inc. Huang Q, et al. AASLD Poster 922 2017. pgRNA packaging into nucleocapsid pgRNA DNA - 50 100 150 DMSO ETV (17x EC 50 ) Core inhibitor (10x EC 50 ) Nucs prevent synthesis of DNA from pgRNA in nucleocapsids Core inhibitors prevent encapsidation of pgRNA and subsequent synthesis of DNA

24 24 CORE INHIBITORS CAUSE PREMATURE MELTING OF NUCLEOCAPSIDS 2018 ©Assembly Biosciences, Inc. 1. Cai, D, et al. Intl HBV Mtg Poster P - 140. 2017; 2. Huang Q, et al. AASLD Poster 922 2017. Conversion to cccDNA pgRNA packaging into nucleocapsid trafficking to nucleus Southern Blot of HBV DNA From HepG2 - NTCP Cells 3 Hours After Infection Control ETV (167x EC 50 ) Core Inhibitor (158x EC 50 ) Capsid DNA Core inhibitors cause premature melting of existing nucleocapsids and prevent trafficking of rcDNA to nucleus

25 25 CORE INHIBITORS BLOCK GENERATION OF cccDNA 2018 ©Assembly Biosciences, Inc. Conversion to cccDNA trafficking to nucleus Core Inhibitors Block cccDNA Generation (Southern Blot) Core inhibitors prevent cccDNA generation and formation Core (2158) Control Nuc (ETV) cccDNA ETV >10,000x EC 50 2158 50x EC 50 pgRNA packaging into nucleocapsid 1. Cai, D, et al. Intl HBV Mtg Poster P - 140. 2017; 2. Huang Q, et al. AASLD Poster 922 2017.

26 26 CORE INHIBITORS REDUCE KEY SURROGATE MARKERS FOR cccDNA 60 0 20 40 80 100 120 140 0.001 0.1 10 0.01 1 60 0 20 40 80 100 120 140 Concentration (µM) Control (%) Nuc (ETV) Treatment 3 Hours After Infection Concentration (µM) Control (%) 0.001 0.1 10 0.01 1 Core Inhibitor (2158) Treatment 3 Hours After Infection HBeAg HBsAg pgRNA Viral DNA HBeAg HBsAg pgRNA Viral DNA Surrogate Markers of cccDNA 2018 ©Assembly Biosciences, Inc. Huang Q, et al. AASLD Poster 922 2017. Infection of Primary Hepatocytes

27 27 BOTTOM LINE…CORE INHIBITORS ARE MORE EFFECTIVE ANTIVIRALS 0.1 1 10 100 1000 0 25 50 75 100 HepAD38 Intracellular Viral Load Multiple of EC 50 Percentage of Control (Viral DNA) Nuc (ETV) Core Inhibitor (2158) Nuc+Core Inhibitor (ETV+2158) Cell Background Level 0.1 1 10 100 1000 10 2 HepAD38 Intracellular Viral Load 10 3 10 4 10 5 10 6 10 7 HBV DNA (copies/ m l) Multiple of EC 50 Nuc (ETV) Core Inhibitor (2158) Nuc+Core Inhibitor (ETV+2158) 2018 ©Assembly Biosciences, Inc.

28 28 HOW QUICKLY DO cccDNA AND INFECTED CELLS TURN OVER? 2018 ©Assembly Biosciences, Inc.

29 29 Strategy/Approach Resistance emerges rapidly in lamivudine - and telbivudine - treated HBV patients Obtain longitudinal clinical samples (paired plasma and biopsy) Establish and validate isolation methodologies Follow resistance signature mutations as genetic markers of cccDNA turnover, confirm pgRNA sequences reflect cccDNA sequences cccDNA BIOSYNTHESIS STUDY Objectives Confirm that genetic source of resistance is cccDNA Determine the timeframe required to turn over existing cccDNA populations in patients Determine if there are inactive subpopulations of cccDNA 2018 ©Assembly Biosciences, Inc. Huang, et al. AASLD Poster 1503. 2017.

30 30 Virus, pgRNA and cccDNA populations can be completely replaced in as little as 12 weeks RAPID TURNOVER OF cccDNA IN AS LITTLE AS 12 - 16 WEEKS IFN = interferon; TBV = telbivudine. Huang, et al. AASLD Poster 1503 2017. IFN Treatment IFN Study ML18376 (Patient 50) Week 48 0 12 24 HBV DNA 100% HBV pgRNA 100% LVD Resistant Sensitive TBV Treatment TBV EFFORT Study (Patient 17) Week 104 0 76 88 HBV DNA 70% 100% HBV pgRNA 80% HBV cccDNA 95% Sensitive Resistant HBV - Infected Hepatocyte HBV R - Infected Hepatocyte 2018 ©Assembly Biosciences, Inc.

31 31 SUMMARY RESULTS FROM ONGOING cccDNA BIOSYNTHESIS STUDY Huang, et al. AASLD Poster 1503. 2017. 3. No evidence of an inactive subpopulation of cccDNA, as resistance mutations were observed in the entire population of cccDNA 1. Genetic source of resistance shown to be cccDNA cccDNA pgRNA virus 2. Turnover of cccDNA from sensitive to resistant and from resistant to sensitive occurs in 12 - 16 weeks…suggesting relatively rapid turnover of both pgRNA and cccDNA pools or infected cells 12 - 16 weeks 2018 ©Assembly Biosciences, Inc.

32 32 PIPELINE OF POTENT CORE INHIBITORS 2018 ©Assembly Biosciences, Inc.

33 33 ASMB HBV CORE INHIBITOR PROGRAM PORTFOLIO Novel Molecules With Distinct Chemical Scaffolds Discovered at Assembly Biosciences BLA = Biologic License Application; IND = Investigational New Drug Application; NDA = New Drug Application. Drug Candidate Discovery Lead Op/ Selection IND Enabling Phase 1a Phase 1b Phase 2 Phase 3 NDA/BLA Worldwide Rights ABI - H0731 ABI - H2158 Third Core Inhibitor 2018 ©Assembly Biosciences, Inc.

34 34 ABI - H0731 IS THE LEAD CANDIDATE FROM A PIPELINE OF UNIQUE CORE INHIBITORS Proprietary chemical scaffold, distinct from other core inhibitors in development QD dosing in patients Excellent hepatocyte stability , minimal metabolism Clean safety profile in animal studies Potent and selective activity against all major HBV genotypes (A - D) USPTO patent allowance USPTO = United States Patent and Trademark Office; QD = once daily. 2018 ©Assembly Biosciences, Inc. Preclinical Profile

35 35 400 mg (n=2) Follow up Treatment (28 days) Off Treatment (28 days) ABI - H0731 PHASE 1 STUDY DESIGNS PK = pharmacokinetics; PO = by mouth. Yuen, et al. EASL Poster LBP - 012 2018. Time (days) Treatment (14 days) Off Treatment (7 days) 100 mg PO QD (n=12) Follow up 200 mg PO QD (n=12) Follow up 300 mg PO QD (n=12) Follow up Once - daily dosing of ABI - H0731/placebo (10:2) in healthy volunteers Study ABI - H0731 - 102 Once - daily dosing of ABI - H0731/placebo (10:2) in HBeAg Pos and HBeAg Neg patients stratified 7:5 Study ABI - H0731 - 101(B) 14 21 28 0 100 mg (n=12) Follow up 200 mg (n=12) Follow up 300 mg (n=12) Follow up Primary • Dose - related safety and tolerability Secondary • Steady state human PK • Dose - related antiviral efficacy • HBsAg and HBeAg levels • Pre - existing and emergent resistance Objectives 2018 ©Assembly Biosciences, Inc.

36 36 ABI - H0731 PHASE 1 – CLINICAL SAFETY SUMMARY AE = adverse event; SAE = serious adverse event; TEAE = treatment - emergent adverse event. Interim Data - Yuen, et al. EASL Poster LBP - 012 2018. Dose (n) 100 mg (20) 200 mg (20) 300 mg (20) 400 mg (2) Placebo (12) Grade 1 AEs 24 15 12 4 9 Grade 2 AEs 0 0 0 0 0 Grade 3 AEs 0 0 0 1 0 • Generally well tolerated, with no SAEs reported and no dose - limiting toxicities • AEs not dose dependent • All TEAEs were grade 1 (mild), except for a single subject with a grade 3 rash – Occurred in an Asian male, 46 years of age, HBeAg - , 400 - mg patient on day 10 – Deemed probably related to study drug – Rash resolved rapidly following treatment discontinuation without additional medical intervention 2018 ©Assembly Biosciences, Inc.

37 37 PHASE 1 STUDY – HBV DNA LEVELS IN TREATED HBV PATIENTS Yuen, et al. EASL Poster LBP - 012 2018 . 300 - mg Cohort 1.0E+00 1.0E+01 1.0E+02 1.0E+03 1.0E+04 1.0E+05 1.0E+06 1.0E+07 1.0E+08 1.0E+09 0 5 10 15 20 25 30 Treatment (days) HBV DNA Level (IU/mL) HBeAg Neg patients HBeAg Pos patients • Steady state exposures achieved in ≤5 days, ~2 - fold accumulation observed over 28 days • Efficacious at all dose levels evaluated • Mean maximal HBV DNA reduction of 2.8 logs observed in 300 - mg cohort • Individual patients achieved maximal declines of up to 4 logs • One patient harbored T109M resistance mutation at baseline but still experienced a 1 log decline • The 300 - mg dose was selected for evaluation in the upcoming phase 2a studies Resistant patient 2018 ©Assembly Biosciences, Inc.

38 38 0 0.5 1 1.5 2 2.5 3 Nucs QD Phase 1b 28 - Day Monotherapy Studies in HBV - Infected, HBeAg Positive Patients 731 IS AS POTENT AS ANY THERAPY FOR HBV *Estimated. BID = twice a day; POC = proof of concept; QD = once a day; RTV = ritonavir. 1. Yuen, et al. AASLD Poster LB - 10 2015. 2. Ding, et al. AASLD Poster 920 2017. 3. Zoulim , et al. AASLD Poster LB - 15. 2017. 4. Gane , et al. EASL Presentation 2018. 5. Yuen, et al. EASL Poster LBP - 012 2018. 6. De Man, et al. Hepatology . Vol 34 2001. 7. Agarwal J. Hepatology. 2015;vol 62. BID Core Inhibitors ASMB Janssen HEC Pharm Roche Novira Gilead Gilead BMS RO - 749389 200 mg (n=3)* NVR 3 - 778 600 mg (n=6) TAF 25 mg TDF 300 mg ETV 0.5 mg QD Core Inhibitors GLS4JHS 240 mg + RTV (n=6) JNJ - 379 75 mg (n=1)* ABI - H0731 300 mg (n=6) Estimated Estimated 2018 ©Assembly Biosciences, Inc. Log Reduction

ABI-H2158 – SECOND-GENERATION CORE INHIBITOR ADVANCING TO PHASE 1 STUDIES

Preclinical Profile

Chemical scaffold is **distinct** from ABI-H0731 and other core inhibitors in development

Enhanced potency over first-generation core inhibitors


24
1

Undergoing preclinical **IND-enabling studies**

Favorable **drug-like properties,** with enhanced PK in animals

Establishing Strong IP portfolio

Excellent hepatocyte **stability**, minimal metabolism

IP = intellectual property.

2018 ©Assembly Biosciences, Inc.
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40 40 ENHANCED PROPERTIES OF ABI - H2158 AUC inf = area under the curve from zero to infinity; C max = maximum concentration. Animal Species ABI - H0731 ABI - H2158 ABI - H0731 ABI - H2158 C max (µg/mL) C max (µg/mL) AUC inf (µg* hr /mL) AUC inf (µg*hr/mL) Rat 6.4 24.8 62.1 445 Monkey 3.2 45.4 45.2 328 Dog 2.1 49.9 3.9 763 PK Parameters at 30 - mg/kg Dose HBV Infection of Primary Human Hepatocytes • Both compounds are highly stable and effective in human hepatocytes • ABI - H2158 exhibits >11 - fold enhanced potency in reducing surrogate markers of cccDNA • Both compounds exhibit high bioavailability and terminal half - life supportive of QD human dosing • ABI - H2158 exhibits 4 - to 24 - fold increase in C max and 7 to 195 - fold increase in AUC inf when dosed at 30 mg/kg in animals 2018 ©Assembly Biosciences, Inc. Viral Marker EC 50 (nM) Fold Improvement ABI - H0731 ABI - H2158 Viral DNA 154 41 4 HBeAg 2,210 204 11 HBsAg 3,000 216 14 pgRNA 1,840 160 12

41 41 Expected Treatment Components to Achieve Cure HBV CURE: CLINICAL COMPONENTS 2018 ©Assembly Biosciences, Inc. Elimination of Viral Load and Inhibition of cccDNA Formation Decay of Existing cccDNA Pools and/or Infected Cells Treatment Continuation No Relapse Off Therapy Significant decreases in cccDNA surrogate markers HBsAg HBeAg pgRNA Consolidation period to ensure complete elimination of virus and infected cells No viral relapse following termination of therapy

ASMB CORE INHIBITOR PROGRAM SUMMARY

Core Inhibitors: Disrupt viral replication at multiple steps AND inhibit the generation of new cccDNA

ASMB Portfolio: Derived from multiple distinct and proprietary chemical scaffolds, exhibit balance of potency AND favorable drug-like properties

ABI-H0731
First-Generation Candidate

- Favorable safety and PK properties enabling QD dosing in patients
- Potent antiviral efficacy observed in phase 1b study in chronically infected HBV patients
- Dose level of 300 mg selected for phase 2a study (start mid-year)

ABI-H2158
Second-Generation Candidate

- Exhibits enhanced potency and PK properties, while retaining favorable drug-like properties
- Completing IND-enabling studies
- Phase 1a clinical trial expected to initiate in Q4 2018

Future combinations of core inhibitors and Nucs should result in

- More rapid and deeper reduction in viral levels (eradication)
- Decrease cccDNA levels
- INCREASE CURE RATES

2018 ©Assembly Biosciences, Inc. 42

43 43 ABI - H0731 WILL BE AMONG THE FIRST CORE INHIBITORS EXPLORED IN AN HBV CURE PROGRAM 2018 ©Assembly Biosciences, Inc. 1) Elimination of Viral Load 2) Decay of cccDNA / Infected Cells 3) Treatment Consolidation 4) No Relapse Off Therapy CORE INHIBITOR ROADMAP FOR FUNCTIONAL CURE cccDNA = covalently closed circular DNA; ETV = entecavir; HBV = hepatitis B virus; nuc = nucleos(t)ide inhibitor; SVR = sustained viral response.

44 44 ABI - H0731 WILL BE AMONG THE FIRST CORE INHIBITORS EXPLORED IN AN HBV CURE PROGRAM 2018 ©Assembly Biosciences, Inc. Phase 2a 300 mg 731 + 0.5 mg ETV Goal: Significant improvement in viral load reduction over ETV - only arm 1) Elimination of Viral Load 2) Decay of cccDNA / Infected Cells 3) Treatment Consolidation 4) No Relapse Off Therapy CORE INHIBITOR ROADMAP FOR FUNCTIONAL CURE cccDNA = covalently closed circular DNA; ETV = entecavir; HBV = hepatitis B virus; nuc = nucleos(t)ide inhibitor; SVR = sustained viral response.

45 45 ABI - H0731 WILL BE AMONG THE FIRST CORE INHIBITORS EXPLORED IN AN HBV CURE PROGRAM 2018 ©Assembly Biosciences, Inc. Phase 2a Phase 2a 300 mg 731 + 0.5 mg ETV 300 mg 731 + nuc Goal: Significant improvement in viral load reduction over ETV - only arm Goal: Significant decreases in cccDNA surrogate markers 1) Elimination of Viral Load 2) Decay of cccDNA / Infected Cells 3) Treatment Consolidation 4) No Relapse Off Therapy CORE INHIBITOR ROADMAP FOR FUNCTIONAL CURE cccDNA = covalently closed circular DNA; ETV = entecavir; HBV = hepatitis B virus; nuc = nucleos(t)ide inhibitor; SVR = sustained viral response.

ABI-H0731 WILL BE AMONG THE FIRST CORE INHIBITORS EXPLORED IN AN HBV CURE PROGRAM

1) Elimination of Viral Load	2) Decay of cccDNA/ Infected Cells	3) Treatment Consolidation	4) No Relapse Off Therapy
Phase 2a	Phase 2a	Open-Label Extension Study	
300 mg 731 + 0.5 mg ETV	300 mg 731 + nuc	Continue 300 mg 731 + nuc	
Goal: Significant improvement in viral load reduction over ETV-only arm	**Goal:** Significant decreases in cccDNA surrogate markers	**Goal:** Virus and cccDNA surrogate markers undetected	

CORE INHIBITOR ROADMAP FOR FUNCTIONAL CURE

cccDNA = covalently closed circular DNA; ETV = entecavir; HBV = hepatitis B virus; nuc = nucleos(t)ide inhibitor; SVR = sustained viral response.

2018 ©Assembly Biosciences, Inc.
46

ABI-H0731 WILL BE AMONG THE FIRST CORE INHIBITORS EXPLORED IN AN HBV CURE PROGRAM

1) Elimination of Viral Load	2) Decay of cccDNA/ Infected Cells	3) Treatment Consolidation	4) No Relapse Off Therapy
Phase 2a	Phase 2a	Open-Label Extension Study	Open-Label Extension Study
300 mg 731 + 0.5 mg ETV	300 mg 731 + nuc	Continue 300 mg 731 + nuc	Off therapy
Goal: Significant improvement in viral load reduction over ETV-only arm	**Goal:** Significant decreases in cccDNA surrogate markers	**Goal:** Virus and cccDNA surrogate markers undetected	**Goal:** Demonstration of functional cure (SVR)

CORE INHIBITOR ROADMAP FOR FUNCTIONAL CURE

cccDNA = covalently closed circular DNA; ETV = entecavir; HBV = hepatitis B virus; nuc = nucleos(t)ide inhibitor; SVR = sustained viral response.

2018 ©Assembly Biosciences, Inc. 47

ABI-H0731 PHASE 2A STRATEGY AND DESIGNS

Elimination of Viral Load → **Decay of cccDNA/ Infected Cells** → Treatment Consolidation → No Relapse Off Therapy

Viral Load Study

Patient population: nuc-naive, HBeAg+

- 0.5 mg ETV + 300 mg 731
- 0.5 mg ETV + placebo

Demonstrate significant improvement in efficacy

Viral Antigen POC Study

Patient population: nuc-suppressed, HBeAg+

- Continued nuc + 300 mg 731
- Continued nuc + placebo

Demonstrate significant decreases in cccDNA surrogate markers

0 — Time (months) — 6

Initial data expected H1 2019

HBeAg = hepatitis B e antigen; POC = proof of concept.

2018 ©Assembly Biosciences, Inc.
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ABI-H0731 VIRAL LOAD STUDY: COMBO THERAPY INHIBITS HBV LIFE CYCLE MORE COMPLETELY

Elimination of Viral Load → **Decay of cccDNA/ Infected Cells** → **Treatment Consolidation** → No Relapse Off Therapy

Goal: Demonstrate significant improvement in viral load reduction over ETV-only arm



Randomization 1:1
Primary endpoint
Screening
Patient population:
viremic
HBeAg+
n=24
0.5 mg ETV + 300 mg 731
0.5 mg ETV + placebo
Open-label extension
Open-label extension
0
6
9
Time (months)
Initial data expected H1 2019

2018 ©Assembly Biosciences, Inc.
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50 50 ABI - H0731 VIRAL ANTIGEN POC STUDY: COMBO THERAPY DRIVES cccDNA LOSS 2018 ©Assembly Biosciences, Inc. Screening Patient population: nuc - suppressed HBeAg+ n=45 Randomization 3:2 SOC (nuc) + 300 mg 731 SOC (nuc) + placebo 9 Open - label extension Open - label extension Initial data expected H1 2019 Goal: Demonstrate significant decreases in cccDNA surrogate markers ( HBsAg and HBeAg ) Elimination of Viral Load Decay of cccDNA / Infected Cells Treatment Consolidation No Relapse Off Therapy Primary endpoint 6 SOC = standard of care. 0 Time (months)

51 51 ABI - H0731 OPEN - LABEL EXTENSION STUDY TEST OF CURE! 2018 ©Assembly Biosciences, Inc. Elimination of Viral Load Decay of cccDNA / Infected Cells Trea tm ent Consolidation No Relapse Off Therapy Goal: CONSOLIDATION = Eliminate the last vestiges of replicating virus while continuing to block new cccDNA and allow time for old cccDNA to decay Open - label 300 mg 731 + nuc Viral Antigen POC Study Viral Load Study LLQ = lower limit of quantification.

52 52 ABI - H0731 OPEN - LABEL EXTENSION STUDY TEST OF CURE! 2018 ©Assembly Biosciences, Inc. Elimination of Viral Load Decay of cccDNA / Infected Cells Trea tm ent Consolidation No Relapse Off Therapy HBV Viral Load Time on Treatment LLQ Open - label 300 mg 731 + nuc Viral Antigen POC Study Viral Load Study Goal: CONSOLIDATION = Eliminate the last vestiges of replicating virus while continuing to block new cccDNA and allow time for old cccDNA to decay LLQ = lower limit of quantification. ↑ cure rates

53 53 ABI - H0731 OPEN - LABEL EXTENSION STUDY TEST OF CURE! 2018 ©Assembly Biosciences, Inc. Elimination of Viral Load Decay of cccDNA / Infected Cells Trea tm ent Consolidation No Relapse Off Therapy HBV Viral Load Time on Treatment LLQ ↑ cure rates Monitor off therapy for 6 months Complete response SVR Open - label 300 mg 731 + nuc Viral Antigen POC Study Viral Load Study LLQ = lower limit of quantification. Goal: SVR off therapy

54 54 INITIAL DATA EXPECTED H1 2019 CORE INHIBITOR ROADMAP FOR FUNCTIONAL CURE 2018 ©Assembly Biosciences, Inc. Phase 2a Phase 2a Open - Label Extension Study 300 mg 731 + 0.5 mg ETV 300 mg 731 + nuc Continue 300 mg 731 + nuc Off therapy Goal: Significant improvement in viral load reduction over ETV - only arm Goal: Significant decreases in cccDNA surrogate markers Elimination of Viral Load Decay of cccDNA / Infected Cells Treatment Consolidation No Relapse Off Therapy Goal: Virus and cccDNA surrogate markers undetected Goal: Demonstration of functional cure (SVR)

55 55 EXPECTED CLINICAL TIMELINES AND MILESTONES 2018 ©Assembly Biosciences, Inc. 2019 2018 Phase 2a (cure POC) Phase 1b Initial POC data expected H1 2019 Phase 2a (antiviral) Phase 1a Phase 1b/2a ABI - H0731 ABI - H2158 Positive phase 1b data reported at EASL

56 56 Open - label extension EXPECTED CLINICAL TIMELINES AND MILESTONES 2018 ©Assembly Biosciences, Inc. 2019 2018 Phase 2a (cure POC) Phase 1b Initial POC data expected H1 2019 Phase 2a (antiviral) Phase 1a Phase 1b/2a ABI - H0731 ABI - H2158 Positive phase 1b data reported at EASL

57 57 EXPECTED CLINICAL TIMELINES AND MILESTONES 2018 ©Assembly Biosciences, Inc. ABI - H0731 Phase 2a (cure POC) Phase 1b Phase 2a (antiviral) 2019 2018 Phase 1a Phase 1b/2a ABI - H2158 Initial POC data expected H1 2019 Positive phase 1b data reported at EASL

58 58 Open - label extension EXPECTED CLINICAL TIMELINES AND MILESTONES 2018 ©Assembly Biosciences, Inc. Phase 2a (cure POC) Phase 1b Phase 2a (antiviral) Phase 1a Phase 1b/2a Positive phase 1b data reported at EASL 2019 2018 ABI - H0731 ABI - H2158 Initial POC data expected H1 2019

59 59 for chronic HBV: CHRONIC HEPATITIS B: TODAY HBV = hepatitis B virus . IQVIA. China US EU5 Japan Rest of EU South Korea $ 963 MILLION $ 621 MILLION $ 375 MILLION $ 237 MILLION $ 172 MILLION $ 157 MILLION SALES IN 2017 2018 ©Assembly Biosciences, Inc.

60 60 CHRONIC HEPATITIS B: TOMORROW HCV = hepatitis C virus . Data on file. forecasted to grow dramatically WHY? The crucial role of improved cure rates The prevalence of chronic HBV • As cure rates improve, diagnoses and treatment rates expected to increase • The HCV experience as analog SALES IN HBV in the next decade 2018 ©Assembly Biosciences, Inc.

61 61 THE HISTORY OF HCV THERAPY 2018 ©Assembly Biosciences, Inc. DAA = direct acting antiviral; SVR = sustained viral response. Evaluate Ltd. 2017. 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 • In 2010, sales of the treatment for HCV (interferon and ribavirin) were $2.8 billion – SVR was ~50% • The first generation of DAAs launched in 2011 and brought SVR to ~75% • But patients were warehoused in anticipation of even better DAAs Olysio TM Interferon Sovaldi ® Sunvepra ® Ribavirin Harvoni® Vanihep ® Incivek TM Daklinza ® Epclusa ® Victrelis TM Viekira Pak TM Zepatier ® $0 $5B $10B $15B $20B $25B

62 62 Newly diagnosed Newly treated 0 50K 100K 150K 200K 250K People Improved cure rates in HCV: significantly increased diagnosis and treatment rates THE HCV EXPERIENCE... 2018 ©Assembly Biosciences, Inc. 1. Gilead Sciences, Inc. Q2 2017 earnings results. 2. Gilead Sciences, Inc. Q4 2016 earnings results. 3. Healthcare Analytics. 190K 231K 59K 81K 2012 2016 2.4X increase 3.9X increase

63 63 LACK OF A CURE HAS LIMITED THE UPTAKE OF TREATMENT 2018 ©Assembly Biosciences, Inc. CDC, ECDC, IMS, Evaluate Ltd. $54.7B 8.0M HCV $4.4B 10.0M HBV Sales, 2015 - 2017 Patients Although t here are more HBV patients than HCV patients in the developed countries, treatment has lagged

TREATMENT COULD ULTIMATELY LOOK SIMILAR

		Cure	Tolerability	Duration		Cure	Tolerability	Duration
HCV	Pre-2011 (pre-DAAs)	~50%	Very poor	48 weeks	Today	~100%	Very good	12 weeks
HBV	Today	~10%	Very good	Lifetime	Goal	Significantly better	Very good	Defined duration

2018 ©Assembly Biosciences, Inc. 64

65 65 HBV BY THE NUMBERS 2018 ©Assembly Biosciences, Inc. HCC = hepatocellular carcinoma ; nuc = nucleos (t)ide inhibitor. Data on file. $2.5 BILLION The market in 2017 for nucs used in HBV in the US, Europe, China, Japan, and Korea >250 million people with chronic HBV HBV is the cause of an enormous burden of disease (cirrhosis, HCC) in healthcare systems 2x HBV - induced deaths compared to HCV - induced deaths 1 % e stimated number of CHRONIC HBV patients currently treated i n these markets

66 2018 ©Assembly Biosciences, Inc. CLOSING REMARKS